UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Jersey	001-37637	Not applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Finsbury Avenue

London, EC2M 2PF

United Kingdom

(Address of principal executive offices)

(781) 996-5340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.012 par value per share	MIME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2018, Mimecast Limited, a public limited company organized under the Laws of the Bailiwick of Jersey (“Mimecast” or the “Company”), entered into a Credit Agreement (the “JPM Credit Agreement”), dated as of July 23, 2018, by and among Mimecast, certain of the Company’s subsidiaries party thereto, as guarantors, certain financial institutions party thereto from time to time, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent. The JPM Credit Agreement provides the Company with a $100,000,000 senior secured term loan (the “Term Loan”), and a $50,000,000 senior secured revolving credit facility (the “Revolving Facility”). The JPM Credit Agreement was amended on June 12, 2020 to permit Mimecast to issue letters of credit in certain additional foreign currencies beyond the U.S. dollar and the British pound (as amended, the “Amended JPM Credit Agreement”).

Mimecast may voluntarily prepay any borrowing under the Amended JPM Credit Agreement, in whole or in part, at any time, subject to certain requirements. On May 6, 2022 the Company voluntarily prepaid the entire outstanding amount under the Term Loan, in the amount of $77,500,000, plus accrued interest.

The Amended JPM Credit Agreement, including the Revolving Facility provided thereby, and its related agreements will remain in effect until terminated in accordance with their terms. There are currently no amounts outstanding under the Revolving Facility.

The foregoing summary of the Amended JPM Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended JPM Credit Agreement and its related agreements, which were filed as Exhibits 10.12, 10.13. 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20 and 10.34 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2021 (filed with the SEC on February 3, 2022), and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2022	Mimecast Limited

	By:	/s/ Rafeal Brown
Rafeal Brown
Chief Financial Officer (Principal Financial and Accounting Officer)